BASIS OF PREPARATION	12 Months Ended
Dec. 31, 2020
BASIS OF PREPARATION
BASIS OF PREPARATION

Group financial statements continued

Notes to the Group accounts

1 Basis of preparation

Smith & Nephew plc (the Company) is a public limited company incorporated in England and Wales. In these accounts, the ‘Group’ means the Company and all its subsidiaries. The principal activities of the Group are to develop, manufacture, market and sell medical devices and services.

The Group has prepared its accounts in accordance with International Accounting Standards in conformity with the requirements of the Companies Act 2006 and in accordance with International Financial Reporting Standards (IFRS) adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union. The Group has also prepared its accounts in accordance with IFRS as issued by the International Accounting Standards Board (IASB) effective as at 31 December 2020. IFRSs as adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union differs in certain respects from IFRS as issued by the IASB. However, the differences have no impact for the periods presented.

The preparation of accounts in conformity with IFRS requires management to use estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the accounts and the reported amounts of revenues and expenses during the year. The accounting policies requiring management to use significant estimates and assumptions are: inventories, liability provisions and impairment. These are discussed in Note 1.2 below. Although these estimates are based on management’s best knowledge of current events and actions, actual results ultimately may differ from those estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised prospectively.

The uncertainty as to the future impact on the financial performance and cash flows of the Group as a result of the COVID-19 pandemic has been considered as part of the Group’s adoption of the going concern basis in these financial statements. The Directors have prepared three-year projections as part of our Strategic Plan and also more detailed cash flow scenarios to 31 December 2022 for going concern purposes.

The Group had access to $1,751m of cash and cash equivalents at 31 December 2020. The Group’s net debt, excluding lease liabilities, at 31 December 2020 was $1,722m with access to committed facilities of $4.5bn with an average maturity of 5.2 years. At the date of approving these consolidated financial statements the funding position of the Group has remained unchanged and the cash position is not materially different other than the payment associated with the acquisition of the Extremity Orthopaedics business of Integra LifeSciences Holdings Corporation as described in note 23.

The Group has $265m of private placement debt due for repayment in 2021. $1,550m of private placement debt is subject to financial covenants. The principal covenant on the private placement debt is a leverage ratio of <3.5x which is measured on a rolling 12-month basis at half year and year end. There are no financial covenants in any of the Group’s other facilities.

The Directors have considered various scenarios in assessing the impact of COVID-19 on future financial performance and cash flows, with the key judgement applied being the speed and sustainability of the return to a normal volume of elective procedures in key markets, including the impact of a further extended wave of restrictions on elective procedures in the first half of 2021 and the subsequent recovery. Throughout these scenarios, which include a severe but plausible outcome, the Group continues to have headroom on its borrowing facilities and financial covenants.

The Directors have a reasonable expectation that the Company and the Group are well placed to manage their business risks, have sufficient funds to continue to meet their liabilities as they fall due and to continue in operational existence for a period of at least 22 months from the date of the approval of the financial statements. The financial statements have therefore been prepared on a going concern basis.

Accordingly, the Directors continue to adopt the going concern basis (in accordance with the guidance ‘Guidance on Risk Management, Internal Control and Related Financial and Business Reporting’ issued by the FRC) in preparing the consolidated financial statements.

New accounting standards effective 2020

A  number of new standards are effective from 1 January 2020 but they do not have a material effect on the Group’s financial statements. The Group applied the interest rate benchmark reform amendments retrospectively to hedging relationships that existed at 1 January 2020 or were designated thereafter and that are directly affected by interest rate benchmark reform.

Accounting standards issued but not yet effective

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2021 and earlier application is permitted; however, the Group has not early adopted them in preparing these consolidated financial statements. The Group had a number of interest rate swaps outstanding at 31 December 2020 which all mature in 2021 and for which published US Dollar LIBOR rates will still be available. The Group has a revolving credit facility of $1,000m and private placement notes of $25m which will be subject to IBOR reform. The Group expects that the interest rates for both will be changed to SOFR (Secured Overnight Financing Rate) in 2021 and that no significant modification gain or loss will arise as a result. The other new standards and amendments to standards are not expected to have a significant impact on adoption.

1.1 Consolidation

The Group accounts include the accounts of Smith & Nephew plc and its subsidiaries for the periods during which they were members of the Group.

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are consolidated in the Group accounts from the date that the Group obtains control, and continue to be consolidated until the date that such control ceases. Intra-group balances and transactions, and any unrealised income and expenses arising from intra-group transactions, are eliminated on consolidation. All subsidiaries have year ends which are co-terminous with the Group’s, with the exception of jurisdictions whereby a different year end is required by local legislation.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary and any related components of equity. Any resulting gain or loss is recognised in profit or loss. Any retained interest in the former subsidiary is measured at fair value.

1.2 Critical judgements and estimates

The Group prepares its consolidated financial statements in accordance with IFRS as issued by the IASB and IFRS adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union, the application of which often requires judgements and estimates to be made by management when formulating the Group’s financial position and results. Under IFRS, the Directors are required to adopt those accounting policies most appropriate to the Group’s circumstances for the purpose of presenting fairly the Group’s financial position, financial performance and cash flows.

The Group’s accounting policies do not include any critical judgements. The Group’s accounting policies are set out in Notes 1–23 of the Notes to the Group accounts. Of those, the policies which require the most use of management’s estimation are outlined below. The critical estimates are consistent with 31 December 2019 except for business combinations, which is not a critical estimate at 31 December 2020 as there were no significant acquisitions in the year, and taxation, which is not a critical estimate at 31 December 2020 following the conclusion of tax audits leading to a significant release of provisions (see Note 5 for further details). Management’s assessment of the impact of COVID-19 on critical and other estimates is also outlined below.

Valuation of inventories

A feature of the Orthopaedics franchise (which accounts for approximately 60% of the Group’s total inventory and approximately 80% of the total provision for excess and obsolete inventory) is the high level of product inventory required, some of which is located at customer premises and is available for customers’ immediate use.

Complete sets of products, including large and small sizes, have to be made available in this way. These sizes are used less frequently than standard sizes and towards the end of the product life cycle are inevitably in excess of requirements. Adjustments to carrying value are therefore required to be made to orthopaedic inventory to anticipate this situation. These adjustments are calculated in accordance with a formula based on levels of inventory compared with historical usage. This formula is applied on an individual product line basis and is first applied when a product group has been on the market for two years. This method of calculation is considered appropriate based on experience, but it does require management estimate in respect of customer demand, effectiveness of inventory deployment, length of product lives and phase-out of old products. See Note 12 for further details.

COVID-19 impact assessment: Management have assessed the impact of COVID-19 on the provision for excess and obsolete inventory, specifically considering the impact of lower sales demand and increased inventory levels. Where possible, management have taken steps to reduce manufacturing output and purchase levels to respond to actual demand. Management have not changed their policy for calculating the provision since 31 December 2019, nor is a change in the key assumptions underlying the methodology expected in the next 12 months. As a result of decreased sales demand and increased inventory levels, of which COVID-19 was a significant contributing factor, the provision has increased from $308m at 31 December 2019 to $377m at 31 December 2020. The provision for excess and obsolete inventory is not considered to have a range of potential outcomes that is significantly different to the $377m at 31 December 2020 barring unforeseen changes in sales demand like those experienced in 2020.

Group financial statements continued

Notes to the Group accounts continued

1 Basis of preparation continued

Liability provisioning

The recognition of provisions for legal disputes related to metal-on-metal cases is subject to a significant degree of estimation. Provision is made for loss contingencies when it is considered probable that an adverse outcome will occur and the amount of the loss can be reasonably estimated. In making its estimates, management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The value of provisions may require future adjustment if experience such as number, nature or value of claims or settlements changes. Such a change may be material in 2021 or thereafter. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings and settlement negotiations or if investigations bring to light new facts. See Note 17 for further details.

COVID-19 impact assessment: Management considered whether there had been any changes to the number and value of claims due to COVID-19 and to date have not identified any changes in trends. If the experience changes in the future the value of provisions may require adjustment.

Impairment

In carrying out impairment reviews of intangible assets and goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ or changes in expectations arise, impairment charges may be required which would adversely impact operating results. This critical estimate is not considered to have a significant risk of material adjustment in 2021 or thereafter based on sensitivity analyses undertaken (as outlined below). See Notes 8 and 9 for further details on impairment reviews.

COVID-19 impact assessment: Management have assessed the non-current assets held by the Group at 31 December 2020 to identify any indicators of impairment as a result of COVID-19. Where an impairment indicator has arisen, impairment reviews have been undertaken by comparing the expected recoverable value of the asset to the carrying value of the asset. The recoverable amounts are based on cash flow projections using the Group’s base case scenario in its going concern models, which was reviewed and approved by the Board. Additionally, severe downside sensitivity analyses have been undertaken on the base case scenario. No material impairments were identified as a result of the impairment reviews and sensitivity analyses undertaken.

1.3 Other estimates

Management have also considered the impact of COVID-19 on other estimates:

Trade receivables

Management have assessed the impact of COVID-19 on the expected credit loss allowance against trade receivables. Current and expected collection of trade receivables since the start of the COVID-19 pandemic has been reflected in country-specific expected credit loss models on a reasonable and supportable basis where possible, taking into account macroeconomic factors such as government support. In some instances, it was not possible to incorporate the specific effects of COVID-19 and macroeconomic factors on a reasonable and supportable basis. Where the effects of COVID-19 could not be reflected in expected credit loss models, further adjustments to the models were considered. These adjustments were based on the most recent information on the expected recoverability of trade receivable balances. The Group’s expected credit loss allowance increased from $59 million at 31 December 2019 to $71 million at 31 December 2020. This estimate is not considered to have a significant risk of material adjustment in 2021 or thereafter.

1.4 Foreign currencies

Functional and presentation currency

The Group accounts are presented in US Dollars. The Company’s functional currency is US Dollars.

Foreign currency transactions

Transactions in foreign currencies are translated to the respective functional currencies of Group companies at exchange rates at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are retranslated to the functional currency at the exchange rate as at the reporting date. Non-monetary items are not retranslated.

Foreign operations

Balance sheet items of foreign operations, including goodwill and fair value adjustments arising on acquisition are translated into US Dollars on consolidation at the exchange rates at the reporting date. Income statement items and the cash flows of foreign operations are translated at average rates as an approximation to actual transaction rates, with actual transaction rates used for large one-off transactions.

Foreign currency differences are recognised in ‘Other comprehensive income’ and accumulated in ‘Other reserves’ within equity. These include: exchange differences on the translation at closing rates of exchange of non-US Dollar opening net assets; the differences arising between the translation of profits into US Dollars at actual (or average, as an approximation) and closing exchange rates; to the extent that the hedging relationship is effective, the difference on translation of foreign currency borrowings or swaps that are used to finance or hedge the Group’s net investments in foreign operations; and the movement in the fair value of forward foreign exchange contracts used to hedge forecast foreign exchange cash flows.

The exchange rates used for the translation of currencies into US Dollars that have the most significant impact on the Group results were:

	2020	2019	2018
Average rates
Sterling	1.28	1.28	1.33
Euro	1.14	1.12	1.18
Swiss Franc	1.07	1.01	1.02
Year end rates
Sterling	1.37	1.32	1.28
Euro	1.23	1.12	1.14
Swiss Franc	1.14	1.04	1.02